Cove Street Capital Small Cap Value Fund
Schedule of Investments
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 90.3%
Basic Materials - 10.8%
Compass Minerals International, Inc.	22,000	$748,000
Ecovyst, Inc. *	154,497	1,770,536
NewMarket Corp.	2,000	804,240
		3,322,776
Consumer Discretionary - 8.0%
Climb Global Solutions, Inc.	15,000	717,900
Corus Entertainment, Inc.	282,500	281,653
Liberty TripAdvisor Holdings, Inc. – Class A *	461,500	299,975
Motorcar Parts of America, Inc. *	14,760	114,242
Six Flags Entertainment Corp. *	40,000	1,039,200
		2,452,970
Consumer Staples - 6.6%
Lifecore Biomedical, Inc. *	210,000	2,030,700

Energy - 4.5%
CNX Resources Corp. *	30,000	531,600
Hallador Energy Co. *	100,000	857,000
		1,388,600

Financials - 13.7%
Global Indemnity Group	52,092	1,749,770
Great Elm Group, Inc. *	100,000	205,000
StoneX Group, Inc. *	8,500	706,180
Tiptree, Inc.	40,200	603,402
White Mountains Insurance Group, Ltd.	700	972,237
		4,236,589
Health Care - 7.8%
Enovis Corp. *	13,900	891,268
InfuSystem Holdings, Inc. *	84,869	817,288
Viemed Healthcare, Inc. *	70,000	684,600
		2,393,156

Industrials - 11.5%
Chase Corp.	2,500	303,050
DLH Holdings *	93,300	956,325
Ducommun, Inc. *	9,000	392,130
Great Lakes Dredge & Dock Corp. *	91,900	749,904
Research Solutions, Inc. *	283,924	579,205
Standex International Corp.	4,100	580,027
		3,560,641
Technology - 13.1%
CommVault Systems, Inc. *	7,400	537,388
IAC, Inc. *	31,600	1,984,480
KBR, Inc.	16,000	1,040,960
SecureWorks Corp. *	66,300	479,349
		4,042,177
Telecommunications - 11.9%
ViaSat, Inc. *	89,000	3,672,140

Utilities - 2.4%
Heritage-Crystal Clean *	20,000	755,800

Total Common Stocks
(Cost $20,461,835)		27,855,549

CONVERTIBLE PREFERRED STOCK - 7.4%
Consumer Staples - 7.4%
Lifecore Biomedical, Inc., Series A, 7.50% (a)
Total Convertible Preferred Stock (Cost $1,525,000)	1,525	2,268,727

SHORT-TERM INVESTMENT - 6.4%
Invesco Treasury Obligations Portfolio, Institutional Class, 4.98% ^
Total Short-Term Investment
(Cost $1,960,596)	1,960,596	1,960,596

Total Investments - 104.1%
(Cost $23,947,431)		32,084,872
Other Assets and Liabilities, Net - (4.1)%		(1,255,226)
Total Net Assets - 100.0%		$30,829,646

*	Non-income producing security.
(a)
Security considered illquid and is categorized in Level 2 of the fair value hierarchy. The illiquid security has a total fair value of $2,268,727, which represents 7.4% of net assets. Information concerning the illiquid security is as follows:

	Security	Shares	Date Acquired	Cost Basis
	Lifecore Biomedical, Inc., Series A, 7.50% (a)	1,525	January 2023	$1,525,000

(b)	PIK - dividends are paid in-kind.

^	The rate of shown is the annualized seven day effective yield as of June 30, 2023.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes of valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similiar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similiar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securitites as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$27,855,549	$-	$-	$27,855,549
Convertible Preferred Stock	-	2,268,727	-	2,268,727
Short-Term Investment	1,960,596	-	-	1,960,596
Total Investments in Securities	$29,816,145	$2,268,727	$-	$32,084,872

Refer to the Schedule of Investments for further information on the classification of investments.